HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-3573 - PremierSolutions Chicago Public Schools

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated September 14, 2012 to your Prospectus

FUND NAME CHANGE

Effective on or about November 1, 2012, the following name change is made to your Prospectus:

Old Name	New Name
AllianceBernstein Small/Mid Cap Value Fund - Class A	AllianceBernstein Discovery Value Fund - Class A

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.